Exhibit 99.1

Investor Presentation May 2023 1

The information in this presentation is provided to you by LiveOne, Inc . (the “Company” or “LiveOne”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else . By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation . By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations . No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation . The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified . By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials . This presentation contains forward - looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results . All statements other than statements of historical facts contained in this press release are "forward - looking statements," which may often, but not always, be identified by the use of such words as "may," "might," "will," "will likely result," "would," "should," "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "continue," "target" or the negative of such terms or other similar expressions . These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements, including : the Company's reliance on one key customer for a substantial percentage of its revenue ; the Company's ability to consummate any proposed financing, acquisition, spin - out, special dividend, merger, distribution or transaction, including the proposed special dividend and spin - out of PodcastOne and the Company’s pay - per - view business and the proposed merger of Slacker with Roth CH Acquisition V Co . , the timing of the consummation of any such proposed event, including the risks that a condition to the consummation of any such event would not be satisfied within the expected timeframe or at all, or that the consummation of any proposed financing, acquisition, spin - out, merger, special dividend, distribution or transaction will not occur or whether any such event will enhance shareholder value ; PodcastOne's or Slacker’s ability to list on a national exchange ; the Company's ability to continue as a going concern ; the Company's ability to attract, maintain and increase the number of its users and paid members ; the Company identifying, acquiring, securing and developing content ; the Company's intent to repurchase shares of its common stock from time to time under its announced stock repurchase program and the timing, price, and quantity of repurchases, if any, under the program ; the Company's ability to maintain compliance with certain financial and other covenants ; the Company successfully implementing its growth strategy, including relating to its technology platforms and applications ; management's relationships with industry stakeholders ; the effects of the global Covid - 19 pandemic ; uncertain and unfavorable outcomes in legal proceedings ; changes in economic conditions ; competition ; risks and uncertainties applicable to the businesses of the Company's subsidiaries ; and other risks, uncertainties and factors including, but not limited to, those described in the Company's Annual Report on Form 10 - K for the fiscal year ended March 31 , 2022 , filed with the U . S . Securities and Exchange Commission (the "SEC") on June 29 , 2022 , Quarterly Report on Form 10 - Q for the fiscal quarter ended December 31 , 2022 , filed with the SEC on February 14 , 2023 , and in the Company's other filings and submissions with the SEC . These forward - looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these statements, except as may be required by law . The Company intends that all forward - looking statements be subject to the safe - harbor provisions of the Private Securities Litigation Reform Act of 1995 . This presentation speaks as of May 9 , 2023 . The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed . Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date . 2 Legal Disclaimer

An award - winning, creator - first, music, entertainment and technology platform focused on delivering premium experiences and content worldwide through memberships and live and virtual events. We give fans, brands, and bands the best seat in the house L i s t en Wa t ch A tt e n d E ngage Transact AT A GLANCE… 3

Financial Highlights • Company guidance for consolidated full - year Fiscal 2023 ending 3/31/2023: Revenue $100M - $110M; Adjusted EBITDA** $11M - $12M • Company guidance for consolidated full - year Fiscal 2024 ending 3/31/2024: Revenue $115M - $125M; Adjusted EBITDA** $12M - $15M • FY 2023 guidance for LiveOne’s audio division (Slacker Radio and PodcastOne): Revenue ~$88M; Adjusted EBITDA** ~$18M, an increase of 18% in revenue and 100%+ in Adjusted EBITDA** compared to FY 2022. • FY 2024 guidance for audio division: Revenue 95M - $105M; Adjusted EBITDA** ~$12M • Cash and Cash Equivalents on hand at April 20, 2023 was $9 million and short - term assets of $28 million. • LiveOne has repurchased ~2.6 million shares of common stock under its Share Stock Repurchase Program as of 4/27/2023 leaving capacity to repurchase an additional $2.72M worth of shares of common stock. • Recently converted $21M of existing debt into LiveOne’s preferred stock convertible into shares of LiveOne at $2.10. • Common shares outstanding as of February 13, 2023 was 87.1 million. • Analyst Coverage: ROTH, Ladenburg, H.C. Wainwright, and Alliance Capital LIVEONE, INC. ANNUAL REVENUE (Fiscal Year ends March 31st) 2018 - $7.2M 2019 - $33.7M 2020 - $38.7M 2021 - $65.2M 2022 - $117M 2023 - $100M - $110M* 2024 - $115M - $125M* At the recent LiveOne stock price of $1.42 per share ($124M Market Capitalization) LiveOne shares trade at: 9.7X Expected Fiscal Year 2023 Adjusted EBITDA at the midpoint ($11.5M) * Based on full - year fiscal 2023 and 2024 guidance ** See About Non - GAAP Financial Measures in LiveOne’s SEC filings and press releases 4

Peer Group Valuations

	Enterprise Value (EV)	Revenue (TTM)	EV/Revenue
LiveOne (LVO)	$142M	$97.5M	1.45
Sirius Radio (SIRI)	$23.7B	$9B	2.65
Spotify (SPOT)	$23.9B	$11.7B	1.98
iHeart Radio (IHRT)	$6.45B	$3.9B	1.66
Stingray (RAY-A.TO)	$848M	$318M	2.67
Loop Media (LPTV)	$284M	$43M	6.66
Cinedigm (CIDM)	$80M	$72M	1.10
		Peer Average EV/Revenue:	2.79

All Data pulled from Yahoo Finance on May 9, 2023

LIVEONE 5

Complementary Portfolio of Wholly - Owned Subsidiaries and Brands PPV ON E LiveOne intends to spin - out its existing PodcastOne, Slacker Radio and PPVOne (Pay - Per - View) businesses as separate public companies and plans to distribute a portion of the new companies' equity to LiveOne's stockholders, in each case subject to obtaining applicable approvals and consents and compliance with applicable rules and regulations and public market trading and listing requirements. 6

LiveOne's Model Addresses Six Large Market Verticals

- Over 300 million paid music subscribers globally today – estimated to grow to 1.2 billion by 2030
- 74% of concert fans said they will continue to watch livestreaming events even after physical events resume
- 37% (104 million) listen to podcasts at least every month

MUSIC SUBSCRIPTIONS


2021
3.8 Billion
1.6 Billion
2014
Over 3.8 billion smartphone users projected globally by this year

LIVE EVENTS


30M+ People attend at least one music festival in the US annually
52% of US attended a live music event in 2018
Global live music market expected to be $30B by 2025

LIVESTREAM


Global video streaming market expected to be $80B by 2025
Users watch live video 3x longer and comment 10x more than recorded footage

MERCHANDISE


Global licensed merchandise market expected to reach $400B by 2023

PODCASTS


Podcast advertising spend is expected to hit $2B in 2022 and grow to $4+ billion by 2024. As podcast listenership has soared in recent years, ad dollars will continue to follow suit.

PPV


The global live streaming pay-per-view market is expected to expand at a compound annual growth rate (CAGR) of 15% from 2020 to 2027, reaching $2.3 billion by 2027.

Source: IFPI, BBC, Billboard, eMarketer, Facebook Live, Forbes, The Verge, Statista, Nielsen, Broker research, Grand View Resource

LIVEONE 7

Freemium Membership Content Paired with Distribution Platform

4.7B+
Audio Listens since 01/01/20

2,900+
Artists Streamed since 01/01/20

126
Livestreamed Music Events since 04/01/21



Festivals & Live Streams
Reach & Platform
Original Content
Membership Plans from $0 to $9.99 Per Month

220+
Countries and territories by Live Music Streaming

294M+
People reached via 24-hour OTT streaming channel

2.9+M
Free and Paid Members[2] (4/11/23)

2.0M+[1,2]
Paid Members

900K+
Free Ad-Supported Members

1,500+
Hours of Live Music since 01/01/20

Platforms

O&O, Facebook, YouTube, Android Auto, TikTok, Twitter, Instagram, STIRR

Podcasting

Over 155 shows with over 2.1 billion podcast downloads annually across 350 episodes distributed weekly.

[1] See the Company's 10-Q for QE 12/21/2022
[2] See the Company's press release dated April 11, 2023

LIVEXONE 8

Growing Library of Franchises Highly - rated Originals Podcasts Partnerships ContentOne studio to develop and distribute new originals and tentpole events across the platform 9

LiveOne’s Slacker Radio is a membership music streaming service offering songs and access to expertly crafted stations, podcasts from PodcastOne, livestreamed video and on - demand programming, and livestreamed festivals, concerts and pay - per - view (PPV) events • Slacker and Roth CH Acquisition V Co. (Nasdaq: ROCL) Announced in April 2023 a Letter of Intent to Merge – Deal is Expected to Value Slacker at $160 Million Pre - Money 1 • Nearly all new Tesla EVs sold in the U.S. come with a paid membership to LiveOne’s Slacker which is paid by Tesla. Tesla's annual agreement with Slacker was recently renewed for the 9th consecutive year. • Paid members grew by 592K – a 45% increase to over 2 million paid members for fiscal 2023. 177K Tesla members added in the quarter ended 3/31/2023. Total members (paid and free ad - supported) as of 3/31/2023 were 2.9M 2 • LiveOne expects 3.75 million total members this year 2 • Ranked as the best quality music app and “Editor’s Choice” by PC Magazine, outpacing better known brands such as Spotify and SiriusXM • Blends a team of forward - thinking music curators and content programmers with cutting edge analytics which provide a seamless music discovery • Estimated music subscription global TAM currently at over 300 million paid music subscribers - estimated to grow to 1.2 billion by 2030 3 30M+ Songs in catalogue 500+ Expertly crafted stations, podcasts, concerts, PPV events 4.7B+ Audio Listens since 01/01/20 64B+ Audio listens since inception 85+ Automobiles partnerships for in - built music streaming $ 2.0M+ 2 Paid Members (4/11/2023) 1 See the Company's press release dated April 28 , 2023 2 See the Company's press release dated April 11 , 2023 3 Broker Research 8

OVERVIEW

PodcastOne is a leading advertiser-supported podcast company offering a 360-degree solution for both content creators and advertisers.

2.3B+
Downloads Annually

60M+
Interactive Advertising Bureau (IAB) Monthly Downloads

350+
Hours Distributed Weekly

2,000+
Fortune 1000 Advertisers

155+
Podcast Shows

14M+
Monthly Unique Listeners

KEY PODCASTONE UPDATES

- In February 2023, received an independent, third-party valuation which indicates that the fair market value range of PodcastOne's equity, on a controlling, marketable interest basis, as of December 31, 2022, is reasonably stated as between $230 million and $274 million.
- In July 2022, PodcastOne closed a $8.1 million financing at a $68 million valuation as part of LiveOne's intention to spin-out PodcastOne as a separate public and dividend of a portion of its common equity to 15K+ LiveOne stockholders.
- LiveOne set May 11, 2023 as the record date for the planned special dividend of between 16% - 20% of PodcastOne's common stock as part of the planned PodcastOne spinout.
- PodcastOne posted record revenue of $25.8 million in the first nine months of Fiscal Year 2023 ended 12/31/2022.
- PodcastOne recently renewed its top tier shows with over one billion downloads including *The Adam Carolla Podcast*, *The Jordan Harbinger Show*, *LADYGANG*, *Off The Vine with Kaitlyn Bristowe*, and *Court Junkies*.
- PodcastOne is now featured in over 1 million Tesla cars.

INDUSTRY STATS

- 177M people listen to podcasts
- Analyst predict podcast ad spending in 2023 to exceed $2 Billion and $3 Billion in 2026
- 67% of podcast audience feel close to the hosts of podcasts
- 61% consider podcasts as part of their daily routine

LIVEONE 11

TOP SHOWS & ADVERTISERS 12

PPVOne Business Model

- PPVOne's Business Model Leverages LiveOne's **existing proprietary tech stack and expertise** with more than seven years of livestreaming experience and scalable product.
- Direct to consumer billing relationship enhances both PPVOne and LiveOne's flywheels for **increased monetization opportunities**. Expands far beyond just PPV ticket transactions to include **music subscriptions, virtual meet and greets/VIP access, merchandise and NFT e-commerce offerings and virtual tipping**.
- Leveraging's LiveOne's **marketing engine** with in-app messaging, social media, paid marketing program, email blasts to our fan database of 38M+ music fans; promoted across our LiveOne platform and partner network.
- **Leveraging relationships** with thousands of possible PPV entertainers and personalities through ongoing business activities of LiveOne.
- Strong connection between PPV participants and social followers enables for a stronger business model through lower marketing spend as **artists and talent actively promote PPV events directly to their social media resulting** in lower customer acquisition costs.
- PPVOne's execution **capabilities are turnkey** ranging from artist/talent signings, event marketing, sponsorship/advertising monetization, event production, digital and linear distribution through to settlement.

PPV EVENTS TO DATE

115+	217K+
PPV EVENTS*	TICKETS SOLD*

*since inception

REVENUE SOURCES

- PPV Ticket Sales with Revenue Share
- Sponsorship and Advertising/Product Placement
- VIP Exclusive Upgrade Options
- Digital Meet and Greet Opportunities
- NFTs and E-Commerce
- Artist Merchandise Sales
- In-App Purchases

LIVEONE 13

• Acquired in December 2020 • Direct - to - consumer eCommerce merchandise platform • Create, manufacture and distribute unique and limited - edition personalized clothing, jewelry, toys as well as virtual goods • Partners with artists and stars from the music, podcast and entertainment industry with massive social media and marketing reach • Provides monetization opportunities for both LiveOne and artists 14 $15.4M CPS Fiscal Year 2022 Revenue $400B Expected global licensed merchandise market by 2023

Unrivaled Capabilities Across Audio, Video, and Live Events

		LiveXOne	Spotify	SiriusXM / Pandora	Deezer	Amazon Music	Apple Music	YouTube Music	iHeart Media	Melody / Napster	Boiler Room	nugs.net	StageIt	Live Nation	AEG / Eventim
			Audio streaming							Live music streaming				Music events	
Audio streaming	Ad-supported	✓	✓	✓	✓	✓	✓	✓	✓	✓	✗	✗	✗	✗	✗
	Subscription	✓	✓	✓	✓	✓	✓	✓	✓	✓	✗	✓	✗	✗	✗
	Podcasts	✓	✓	✓	✓	✓	✓	✓	✓	✗	✗	✗	✗	✗	✗
Video streaming	Originals	✓	✗	✗	✗	✗	✗	✗	✗	✓	✗	✗	✗	✗	✗
	Live video streaming	✓	✗	✗	✗	✗	✗	✗	✗	✓	✓	✓	✗	✗	✗
	Ticketed show	✓	✗	✗	✗	✗	✗	✗	✗	✓	✓	✗	✓	✓	✗
	Linear / OTT channels	✓	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗
	Live events	✓	✗	✗	✗	✗	✗	✗	✓	✗	✓	✗	✗	✓	✓
	Merchandise	✓	✗	✗	✗	✗	✗	✗	✗	✗	✓	✗	✗	✓	✓

Sources: Company filings, Company websites

LIVEXONE 15

Global Network of Distribution and Channel Partners Desktop 16 Mob ile O TT Over 220 countries reached by Live Music Streaming

Management Team



Robert Ellin
Chairman & CEO

Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, prior public company experience as Executive Chairman of Mandalay Digital



Jackie Stone
CMO

Top 50 Marketer with over 27 years of global expertise across brand building, growth, acquisition and loyalty



Aaron Sullivan
VP, Interim CFO

Seasoned executive with extensive financial, mergers and acquisitions and operational experience in managing and scaling organizations, as well with financial reporting and internal controls



Kit Gray
President PodcastOne

Founded PodcastOne 8 years ago. 20+ years audio experience. Selected to 22 Top Influencers in Podcasting (Podcast Magazine 2022)



Sue McNamara
EVP, Sales PodcastOne

20+ years in Radio & Podcast Sales. Formerly CBS Radio's Senior Vide President of Advertising Sales



Alex Brough
Chief Revenue Officer

Previously held management positions for ad and sponsorship sales at iHeart and Viacom/MTV



John Semmelhack
President, CPS

30+ years leading direct marketing companies. Founded Custom Personalization 10 years ago.

LIVEXONE 17

Distinguished Board of Directors and Advisors with Industry Experience

Distinguished & Experienced Board of Directors



Ramin Arani
Independent Director

Former lead manager of Fidelity's Puritan Fund and current Board member of Vice Media, Ellen Digital and Opportunity Network



Patrick Wachsberger
Independent Director

Founder and CEO of Picture Perfect Entertainment and former Chairman of Lionsgate Films



Kenneth Solomon
Independent Director

Chairman and CEO of The Tennis Channel, partner at Arcadia Investment Partners and Chairman of Ovation TV



Craig Foster
Independent Director

Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc.



Jay Krigsman
Independent Director

Executive Vice President and Asset Manager of The Krausz Companies



Bridget Baker
Independent Director

Former President of Content and TV Network Distribution of Comcast and NBCUniversal



Kris Wright
Independent Director

Vice President, Jordan Footwear, Product & Merchandising at Nike

Strong Suite of Formal Advisors



Steven Bornstein
Former CEO of ESPN and NFL Network



Jason Flom
CEO of Lava Records



Chris McGurk
Former CEO of MGM and Universal Pictures



Roger Werner
Former CEO and President of ESPN and Speedvision



Jules Haimovitz
Former President of Viacom and founder of Showtime

LIVE NATION ONE 18

I nves t m ent Highlights Cost and Expense Reductions Throughout FY 2023 Expected to Result in Over $30M In Annual Cost Savings Broke multiple membership records as total members grew to 2.9M+ with over 2.0M paid members** 2 . Record member growth in Fiscal 2023 to over 592,000 new members – a 45% increase Tesla is Largest Customer as Nearly Every New Tesla Sold in U.S. Comes with a LiveOne Membership Paid by Tesla 19 3 5 7 FY 2024 (3/31/2024) Guidance for Consolidated Adjusted EBITDA* of $12M - $15M and Revenue of $115M - $125M 1 2 8 LiveOne increased it Share Buyback to $5.4M. Approx. 2.6M Shares Repurchased since April 2022 Leaving Capacity to Repurchase an Additional $2.72M Worth of Common Stock 4 FY 2024 Guidance for Audio Division (Slacker Radio and PodcastOne) of Adjusted EBITDA* of $18M - $21M and Revenue of $95M - $105M 6 23% Institutional Ownership – Fidelity owned 6.9 million shares at 12/31/2022 * Based on full - year fiscal 2024 guidance ** See About Non - GAAP Financial Measures in LiveOne’s SEC filings and press releases PodcastOne Posted Record Revenue of $25.8M in the First Nine Months of Fiscal Year 2023 ended 12/31/2022 – Record Date for Special Dividend set for May 3, 2023 2 See the Company’s press release dated April 11, 2023

NASDAQ: LVO | IR@LIVEONE.COM